Investment in equity investee	12 Months Ended
Dec. 31, 2015
Investment in equity investee
Investment in equity investee

8.Investment in equity investee

In October 2014, Beijing HQS completed an acquisition of shares in Wuhan Didi Network Technology Co., Ltd. (“Wuhan Didi”), a developer of mobile applications in the PRC, for cash consideration of approximately RMB11.0 million. Beijing HQS holds 20% of economic interests and can exercise significant influence after the completion of this acquisition. The investment is accounted for under the cost method given that such shares contain certain terms such as liquidation preferences over ordinary shares. As a result, the shares are not considered in-substance common stock and are accounted for under the cost method.